LETTER OF TRANSMITTAL
                      TO DELIVER SHARES OF COMMON STOCK OF
                       SOLITE CORPORATION FOR EXCHANGE FOR
              SHARES OF COMMON STOCK OF GIANT CEMENT HOLDING, INC.

TO: REGISTRAR AND TRANSFER COMPANY                   ___________, 19__
10 Commerce Drive                                    (please date)
Cranford, NJ  07016
                                                     NOTE:  If the name and
                                                     address shown at left
                                                     are not correct, please
                                                     make any changes necessary.
Ladies and Gentlemen:

      At the Special Meeting of Shareholders held _________, 1997, the shareholders of Solite Corporation ("Solite") approved the Merger of GCHI Acquisition Corp. (" Merger Sub"), a wholly-owned subsidiary of Giant Cement Holding, Inc. ("Giant") with and into Solite (the "Merger"). Pursuant to the Merger, the holders of shares of common stock of Solite, par value $2.00 per share (the "Solite Common Stock"), are entitled to receive ___ shares of Giant common stock, par value $.01 per share (the "Giant Common Stock") for each share of Solite Common Stock and to receive cash in lieu of stock for any fractional shares (the "Fractional Share Payment"). The undersigned surrenders herewith the following certificate(s) of Solite Common Stock (the "Solite Certificates") in exchange for a new certificate(s) of Giant Common Stock (the "Giant Certificates") on the basis of _____ shares of Giant Common Stock for each share of Solite Common Stock surrendered, with a cash payment in lieu of a fraction of a share of Giant Common Stock at the rate of $_______ per share.

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            Certificate Numbers             |              Number
    (See Instruction 4 on reverse side)     |            of Shares
--------------------------------------------|-----------------------------------
                                            |
--------------------------------------------|-----------------------------------
                                            |
--------------------------------------------|-----------------------------------
                                            |
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          Please issue the new certificate(s) of Giant Common Stock in the name appearing above. To change the name on certificates or to transfer ownership of the certificates complete the box below.

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Fill in ONLY if new certificate(s) are to be issued in a name OTHER than that of the owner whose name appears above or if delivery is to be made to OTHER than such owner.
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(Please Print)       | (See instruction 5 and 6 on  |  Social Security Number
Issue Certificate(s) |  reverse side)               |  or Tax I.D. Number of
to                   |                              |  owner named in this box
                     |                              |
                     |                              |         ___-__-____
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Name
        ------------------------------------------------------------------------

        ------------------------------------------------------------------------
Address
        ------------------------------------------------------------------------

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      SIGNATURE(S)
                   ----------------------       ------------------------------

                    THE INSTRUCTIONS BELOW MUST BE FOLLOWED:
PROVIDE SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER ON THIS SUBSTITUTE FORM W-9 AND CERTIFY THEREIN THAT YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING. FAILURE TO DO SO WILL SUBJECT YOU TO 31 PERCENT FEDERAL INCOME TAX WITHHOLDING FROM YOUR PROCEEDS.

                  PAYER'S NAME: REGISTRAR AND TRANSFER COMPANY
================================================================================
SUBSTITUTE                   |                  |     Social Security Number
Form W-9                     |PLEASE PROVIDE    |         _____________
Department of the Treasury   |YOUR TIN IN THE   |               OR
Internal Revenue Service     |BOX AT RIGHT AND  | Employer Identification Number
Payer's Request for Taxpayer |CERTIFY BY SIGNING|         ______________
Identification Number (TIN)  |AND DATING BELOW. |       or awaiting TIN [_]
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                             |Part II - For payees exempt from backup
                             |withholding, see the enclosed Guidelines for |Certification of Taxpayer Identification Number on
                             |Substitute Form W-9
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


Certification - Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct Social Security Number or Taxpayer Identification Number (or I am waiting for a number to be issued to
me); and
(2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of failure to report all interest or dividends, or IRS has notified me that I am no longer subject to backup withholding.
Certification Instructions - You must cross out item (2) above if you have been notified by IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by IRS that you were subject to backup withholding you received another notification from IRS that you are no longer subject to backup withholding do not cross out item (2).
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SIGNATURE                                    DATE
         -----------------------------------     ------------------------------
================================================================================

      1. Execution and Delivery. This Letter of Transmittal must be properly filled in, dated and signed by the registered owner or owners of the Solite Certificate(s) transmitted herewith and mailed or delivered with such Solite Certificate(s) to the Exchange Agent at the following address:

                              REGISTRAR AND TRANSFER COMPANY
================================================================================
           By Mail:                                          By Hand:
Registrar and Transfer Company                    Registrar and Transfer Company
      10 Commerce Drive                                 10 Commerce Drive
      Cranford, NJ 07016                                Cranford, NJ 07016
================================================================================

      THE METHOD OF DELIVERY OF ALL DOCUMENTS IS AT THE OPTION AND RISK OF THE SHAREHOLDER, BUT IF DELIVERY IS BY MAIL (AN ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE), REGISTERED INSURED MAIL IS RECOMMENDED.

      Questions and requests for assistance or additional copies of the Letter of Transmittal should be directed to the Exchange Agent at the above address or call (800) 866-1340, Extension 2511.

      2. Payment for Fractions of Shares. Payment for fractions of shares at the rate of $_______ per share will be by check payable to the registered owner(s), and will be mailed, first class, to the address shown on this form.

      3. Inadequate Space. If the space provided herein is inadequate, the Solite Certificate numbers and numbers of shares should be listed on a separate, signed schedule affixed hereto.

      4. Signatures Where No Change in Ownership or Name is Requested. If this Letter of Transmittal is signed by the registered owner(s) of the Solite Certificates transmitted herewith, the signature(s) must correspond with the name(s) as written on the face of the Solite Certificates without alteration, enlargement or any change whatsoever.

      If this Letter of Transmittal is signed by the registered owner(s) of the Solite Certificates transmitted, signatures need not be guaranteed and no endorsements of Solite Certificates or separate stock powers are required. If the transmitted Solite Certificates are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

      If this Letter of Transmittal is signed by trustees, executors, administrators, guardians, attorney-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence of their authority so to act must be submitted. In such case, the Letter of Transmittal must be signed EXACTLY AS THE NAME(S) of the registered holder(s) appears on the Solite Certificates.

      5.    Signatures Where Change in Ownership or Name is Requested.

      If any Giant Certificate or Fractional Share Payment check is to be issued in the name of someone other than the registered holder of the surrendered Solite Certificate(s), you must follow the guidelines below.

      a. Endorsement and Guarantee. The Solite Certificate(s) surrendered must be properly endorsed (or accompanied by appropriate stock powers properly executed) by the registered holder of such Solite Certificate(s) to the person who is to receive the Giant Certificate or Fractional Share Payment. The signature of the registered holder to the endorsement or stock powers must correspond with the name as written upon the face of the Solite Certificate(s) in every particular and must be guaranteed by a participant in a Securities Transfer Association recognized signature program.

      b. Transferee's Signature. The Letter of Transmittal must be signed by the transferee or assignee or his agent, and should not be signed by the transferor or assignor. The signature of such transferee or assignee must be guaranteed by a Guarantor as defined in Instruction 5(a).

      c. Transfer Taxes. In the event that any transfer or other taxes become payable by reason of the issuance of any Giant Certificate in any name other than that of the registered holder of the surrendered Solite Certificate, the Letter of Transmittal must be accompanied by a check in payment of any transfer or other taxes required by reason of such issuance in such different name, or by proper evidence that such tax has been paid or is not payable.

      d. Correction of or Change in Name. For a correction of name or for a change in name which does not involve a change in ownership, proceed as follows: for a change in name by marriage, etc., the surrendered Solite Certificate(s) should be endorsed, e.g., "Mary Doe, now by marriage Mrs. Mary Jones," with the signature guaranteed as described in Instruction 4(a). For a correction in name, the surrendered Solite Certificate(s) should be endorsed, e.g., "James E. Brown, incorrectly inscribed as J.E. Brown," with the signature guaranteed as described in Instruction 4(a).

      You should consult your own tax advisor as to any possible tax consequences resulting from the issuance of any Giant Certificate and/or payment check in a name different from that of the registered holder of the surrendered Solite Certificate(s).

      6. Special Issuance and Delivery Instructions. Indicate the name and address to which the new Giant Certificates are to be sent, if different from the name and address of the person(s) signing this Letter of Transmittal.

      7. Lost Certificates. In case of lost or misplaced Solite Certificates, contact the Exchange Agent in writing at the above address.